Exhibit 10.3

                                ESCROW AGREEMENT


     ESCROW AGREEMENT, dated as of December 28, 2001 (the "Escrow Agreement"), by and among VIZACOM INC., a Delaware corporation ("Vizacom"), THE STOCKHOLDERS OF SPACELOGIX WHOSE SIGNATURES APPEAR ON THE SIGNATURE PAGE HEREOF (individually a "Stockholder" and collectively, the "Stockholders"), TRAUTMAN WASSERMAN HOLDING COMPANY, INC., a New York corporation (the "Stockholders' Representative") and Borstein & Sheinbaum, as escrow agent (the "Escrow Agent"). All capitalized terms used herein without definition shall have the meaning ascribed to them in the Merger Agreement (as defined below).


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Vizacom, SpaceLogix Acquisition Corp., a Delaware Corporation ("Merger Sub") and SpaceLogix, Inc. ("SpaceLogix") have entered into an
Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 19, 2001, providing for the merger of SpaceLogix with and into Merger Sub; and

     WHEREAS, this Escrow Agreement is being entered into by the parties pursuant to Section 1.13, 7.1(f) and 7.2(h) of the Merger Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Vizacom, the Stockholders and the Escrow Agent agree as follows:

ARTICLE I.  ESCROWED PROPERTY

     1.01 Each of the Stockholders agrees to deliver to Escrow Agent certificates representing the number of outstanding shares of common stock, par value $.001 per share (the "Common Stock"), of Vizacom set forth next to such stockholder's name on the signature page hereof (the "Escrow Certificate"). The Escrow Certificates delivered to the Escrow Agent are hereinafter referred to collectively as the "Escrowed Property."

     1.02 The Escrow Agent agrees to hold or dispose of the Escrowed Property in accordance with the terms of this Escrow Agreement.

     1.03 All dividends and other distributions (whether of cash, securities or other property) upon or in respect of any of the Escrowed Property and all property receivable in substitution or exchange therefor shall be included with and constitute part of the Escrowed Property.

     1.04 All shares of Common Stock included in the Escrowed Property shall be voted in accordance with the instructions of the Stockholders.

ARTICLE II.  APPLICATION OF ESCROWED PROPERTY

     2.01 The Escrow Agent will hold the Escrowed Property in its possession under the provisions of this Escrow Agreement until authorized hereunder to deliver the Escrowed Property or any specified portion thereof as set forth in
Section 2.02 or Section 2.04. Vizacom shall be entitled to receive from the Escrowed Property any shares of Buyer Common Stock that may be due and owing to it pursuant to Article IX of the Merger Agreement.

     2.02  The Escrow Agent shall  distribute the amounts  deposited as Escrowed
Property:

     (i) promptly upon delivery of and in accordance with a joint written notice (a "Joint Notice") of Vizacom and the Stockholders' Representative providing instructions therein;

     (ii) if the Escrow Agent receives a written notice (a "Unilateral Notice") from Vizacom or the Stockholders' Representative providing instructions to release Escrowed Property, the Escrow Agent shall promptly after receipt of such Unilateral Notice deliver a copy of such Unilateral Notice to the other party. If during the five business day period following delivery to the other party of such copy of the Unilateral Notice, the Escrow Agent has not received from the other party a written objection to such release, then the Escrow Agent shall release such Escrowed Property in accordance with the instructions in the Unilateral Notice to the extent not objected to by the other party. If and to the extent an objection to such release of Escrowed Property has been received by the Escrow Agent from the other party within five business days after delivery of the Unilateral Notice to such other party, distribution of any of the disputed Escrowed Property shall be made only in accordance with clause (i) above or clause (iii) below; or

     (iii) promptly upon delivery of and in accordance with written notice of Vizacom or the Stockholders' Representative providing instructions therein and certifying that the dispute with respect to any Escrowed Property has been determined and resolved by entry of a final non- appealable order, decree or judgment by a court of competent jurisdiction in the State of New York (the time for appeal therefrom having expired and no appeal having been perfected), or consent to entry of any judgment concerning a claim, which notice shall be accompanied by a copy of any such order, decree or judgment certified by the clerk of such court.

     2.03 Vizacom and the Stockholder's Representative hereby agree to deliver promptly to the Escrow Agent a Joint Notice to release any remaining Escrowed Property to Vizacom in the event that, within 120 days following the Closing Date, Vizacom does not receive net proceeds from a private placement through Trautman Wasserman & Co., Inc. ("TWC") of at least $1,000,000. Vizacom and the Stockholder's Representative agree to deliver promptly to the Escrow Agent a Joint Notice to release a portion of the Escrowed Property to the Stockholders in the event that, within 120 days following the Closing Date, Vizacom receives net proceeds from a private placement through TWC of at least $1,000,000, calculated as follows:


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

   Number of Shares Released = Number of shares       minus        500,000
                               then held in escrow           -------------------
                                                               Agreed Value of
                                                               Common Stock as
                                                             of the release date

     2.04 In the event that the Escrow Agent has not received notice pursuant to the provisions of Section 2.02 on or prior to the date that is one year after the Closing Date (the "Termination Date"), the Escrow Agent shall distribute the Escrowed Property to the Stockholders.


ARTICLE III.  RELATED PROVISIONS

     3.01 Upon the release and delivery of any amount of the Escrowed Property to any party pursuant to this Escrow Agreement, the Escrow Agent shall also release and deliver to such party any dividends or distributions held as part of the Escrowed Property that are attributable to such amount of Escrowed Property being so released and delivered.

     3.02 In connection with the delivery of written notices to the Escrow Agent by Vizacom, the Stockholders' Representative, or both such parties, each such written notice shall be signed by an officer of Vizacom or the Stockholders' Representative, or both, as appropriate, and shall accurately set forth in each case:

          (a) the number of shares of Common Stock that the Escrow Agent is thereby directed to distribute out of the Escrowed Property;

          (b) the party to whom the Escrow Agent is thereby directed to distribute such amount; and

          (c) the date upon which the Escrow Agent is directed to distribute such amount; and such officer of Vizacom or the Stockholders' Representative, or both, as the case may be, shall certify as to the compliance of such notice with the provisions hereof.

The Escrow Agent may rely fully on the provisions set forth in any such written notice which on its face complies with the provisions of Article II and this Section 3.02.

ARTICLE IV.  SETTLEMENT OF DISPUTES

     4.01 Any dispute which may arise between Vizacom and the Stockholders' Representative under this Escrow Agreement with respect to (a) the delivery, ownership and/or right to possession of the Escrowed Property or any portion thereof, (b) the facts upon which the Escrow Agent's determinations hereunder are based, (c) the duties of the Escrow Agent hereunder or (d) any other questions arising under this Escrow Agreement, shall be settled either by (i) a joint written notice of Vizacom and the Stockholders' Representative providing instructions to the Escrow Agent

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

therein or (ii) by entry of a final order, decree or judgment by a court of competent jurisdiction in the State of New York (the time for appeal therefrom having expired and no appeal having been perfected).

     4.02 The Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceeding shall be borne by the Escrow Agent. In the event the terms of a settlement of a dispute hereunder increase the duties or liabilities of the Escrow Agent hereunder and the Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to the Escrow Agent in respect of such increase in its duties or liabilities only upon the Escrow Agent's written assent thereto. Prior to the settlement of any disputes as provided in this Article IV, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, such portion of the Escrowed Property which is the subject of or involved in the dispute.

ARTICLE V.  CONCERNING THE ESCROW AGENT.

     5.01 The Escrow Agent shall be entitled to reasonable compensation for its services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advances (including reasonable attorneys' fees and expenses) incurred or made by it in performance of its duties hereunder. Such reasonable compensation, disbursement, expenses and advances shall be borne by Vizacom and shall be paid promptly upon request by the Escrow Agent.

     5.02 The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice (a "Resignation Notice") of such resignation to Vizacom and Stockholders' Representative specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such Resignation Notice, Vizacom and Stockholders' Representative shall appoint a mutually agreeable successor Escrow Agent, such successor Escrow Agent to become Escrow Agent hereunder upon the resignation date specified in such notice. If Vizacom and Stockholders' Representative are unable to agree upon a successor Escrow Agent within 30 days after such notice, the Escrow Agent shall have the right to petition a court of competent jurisdiction to appoint a successor, and the Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Escrowed Property.

     5.03 The Escrow Agent undertakes to perform only such duties as are specifically set forth herein. The Escrow Agent acting or refraining from acting in good faith shall not be liable for any mistake of fact or error of judgment by it or for any acts or omissions by it of any kind unless caused by negligence or willful misconduct, and shall be entitled to rely, and shall be protected in doing so, upon (a) any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so, and (b) the advice of counsel (which may be of the Escrow Agent's own choosing). The Escrow Agent shall have no responsibility for the contents of any writing submitted to it hereunder and shall be entitled in good faith to rely without any liability upon the contents thereof. The Escrow Agent has no

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

responsibilities under, and shall be deemed to have no knowledge of, the provisions of the Merger Agreement.

     5.04 Vizacom and the Stockholders, jointly and severally, agree to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such indemnifying party's action, and Vizacom and the Stockholders, jointly and severally, further agree to indemnify the Escrow Agent and hold it harmless against any and all losses, costs, fees and expenses incurred by the Escrow Agent except, in either case for liabilities incurred by the Escrow Agent resulting from its own gross negligence or willful misconduct. The indemnification provided pursuant to this section shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

     5.05 In the event the Escrow Agent becomes involved in any litigation or dispute by reason hereof, it is hereby authorized to deposit with the clerk of a court of competent jurisdiction the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder. Also, in the event the Escrow Agent is threatened with litigation by reason hereof, it is hereby authorized to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder.


ARTICLE VI.  STOCKHOLDERS' REPRESENTATIVE

     6.01 The Stockholders, and each of them, hereby appoint the Stockholders' Representative as their agent to (i) represent, act for and on behalf of, and bind each of the Stockholders in the performance of all of their obligations arising from or relating to this Escrow Agreement, including, without limitation
(a) the execution and delivery of any document, certificate or agreement required under this Escrow Agreement to be delivered by the Stockholders; (b) the negotiation and settlement of claims of Vizacom in respect of the Escrowed Property and the making of any objection to such claims; and (c) the representation of the Stockholders at any arbitration or litigation in respect of the foregoing; (ii) give and receive notices and receive service of process under or pursuant to this Escrow Agreement; and (iii) to represent, act for, and bind each of the Stockholders in the performance of all of their obligations arising from or related to this Escrow Agreement. The Stockholders' Representative hereby accepts such appointment.

     6.02 In the event that the Stockholders' Representative shall resign or otherwise be unable to fulfill its duties hereunder, a successor Stockholders' Representative shall be selected by the Stockholders entitled to a majority of the Escrowed Property as soon as reasonably practicable thereafter. If the Stockholders desire to remove or replace the Stockholders' Representative for any reason, any such Stockholders' Representative may be so removed or replaced by the Stockholders entitled to receive a majority of such Escrowed Property. Any decision, act, consent or instruction of the Stockholders' Representative shall constitute a decision of the Stockholders and shall be

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

conclusive and binding upon the Stockholders, and Vizacom and the Escrow Agent may rely upon any such decision, act, consent or instruction of the Stockholders' Representative as being the decision, act, consent or instruction of the Stockholders.


ARTICLE VII.  STOCKHOLDERS' INDEMNIFICATION

     7.01 The Stockholders agree that the Escrowed Property may be used to satisfy the Stockholders' indemnification obligations under Article IX of the Merger Agreement. Accordingly, Article IX of the Merger Agreement is incorporated herein by reference.


ARTICLE VIII.  MISCELLANEOUS

     8.01 This Escrow Agreement will be binding upon, inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto, but neither this Escrow Agreement, nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except with respect to the Escrow Agent as provided in Article V hereof.

     8.02 This Escrow Agreement contains the entire understanding of the parties with respect to this subject matter, and may be amended only by a written instrument duly executed by Vizacom, the Escrow Agent and the Stockholders' Representative.

     8.03 All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, recognized national or international overnight delivery service or by facsimile transmission electronically confirmed:

         if to Vizacom:

                    Vizacom Inc.
                    3512 Veterans Memorial Highway
                    Bohemia, New York 11716
                    Attention: President
                    Fax: (631) 580-5489

         with a copy to:

                    Neil M. Kaufman, Esq.
                    Kaufman & Moomjian, LLC
                    50 Charles Lindbergh Boulevard

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

                    Suite 206
                    Mitchel Field, New York 11553
                    Fax: (516) 222-5110

         if to the Stockholders'
         Representative, to SpaceLogix:

                    Trautman Wasserman Holding Company, Inc.
                    500 Fifth Avenue, 14th Fl.
                    New York, NY 10176
                    Attention: Mark Barbera
                    Fax: (212) 575-6589

         with a copy to:

                    David L. Lougee, Esq.
                    Mirick, O'Connell, DeMallie & Lougee
                    100 Front Street
                    Worcester, MA 01608-1477

         if to the Escrow Agent:

                    Leon B. Borstein, Esq.
                    Borstein & Sheinbaum, LLC
                    420 Lexington Avenue
                    Suite 2920
                    New York, New York 10170-1600
                    Fax: (212) 687-8710


or, in each case, at such other address as may be specified in writing to the other parties. Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand or facsimile transmission electronically confirmed, (ii) on the first business day following the date of such delivery to an overnight delivery service, or (iii) three business days following certified mailing.

     8.04  This  Escrow  Agreement  shall  be  governed  by,  and  construed and
enforced  in   accordance  with  the  laws  of  the State of New  York,  without regard to its conflicts of law rules.

     8.05 This Escrow Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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

     8.06 This Escrow Agreement shall remain in full force and effect until the later of the Termination Date or the date the Escrow Agent shall have delivered all of the Escrowed Property in its possession in accordance with the terms hereof.

     8.07 Article headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

     IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by Vizacom, the Stockholders and the Escrow Agent on the date first above written.

                                        VIZACOM INC.


                                        By:        /s/ Vincent DiSpigno
                                           ------------------------------------
                                           Name:  Vincent DiSpigno
                                           Title: President


Number of Shares of                     STOCKHOLDERS:
Common Stock
Placed in Escrow                        TRAUTMAN WASSERMAN HOLDING
                                              COMPANY, INC.

  216,134                                By:   /s/ Mark Barbera
------------------------                   ------------------------------------
                                           Name:  Mark Barbera
                                           Title: CFO


   69,376                                     /s/ Douglas Greenwood
------------------------                   ------------------------------------
                                           Douglas Greenwood

  120,985                                     /s/ Gregory O. Trautman
------------------------                   ------------------------------------
                                           Gregory O. Trautman

   90,784                                     /s/ Samuel Wasserman
------------------------                   ------------------------------------
                                           Samuel Wasserman

  286,909                                     /s/ Wayne Allen
------------------------                   ------------------------------------
                                           Wayne Allen

------------------------                   ------------------------------------

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


------------------------                   ------------------------------------


                                        STOCKHOLDERS' REPRESENTATIVE:

                                        TRAUTMAN WASSERMAN HOLDING
                                              COMPANY, INC.


                                        By:       /s/ Mark Barbera
                                           ------------------------------------
                                           Name:   Mark Barbera
                                           Title:  CFO


                                        ESCROW AGENT:

                                        BORSTEIN & SHEINBAUM, LLC



                                        By:      /s/ Leon Borstein
                                           ------------------------------------
                                           Leon B. Borstein
                                           Partner


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